UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2004

PTS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-25485 (Commission File Number)	88-0380544 (IRS Employer Identification No.)
3355 Spring Mountain Road, Suite 66 Las Vegas, Nevada (principal executive offices)	89102 (Zip Code)

(702) 380-3811
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

This Amended Current Report on Form 8-K/A is filed to report the financial information that was required to be presented as a result of the stock purchase between PTS, Inc. (the “Registrant”) and Global Links Corp., a Nevada corporation (“Global Links”), to buy from Global Links all of the issued and outstanding shares of the capital stock of Global Links Card Services, Inc., a Nevada corporation (the “Stock Purchase”)., as reported by the Registrant in its Current Report on Form 8-K filed with the Commission on January 7, 2005.

Item 9.01.

Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

See Item 9.01(a) attached herewith.

(b) Pro forma financial information.

See Item 9.01(b) attached herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2005	PTS, Inc.

By /s/ Peter Chin
Peter Chin, President

Exhibit 9.01(a)

GLOBAL LINKS CARD SERVICES, INC.

CONTENTS

PAGE	1	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PAGE	2	BALANCE SHEETS AS OF DECEMBER 24, 2004 AND DECEMBER 31, 2003

PAGE	3	STATEMENTS OF OPERATIONS FOR THE PERIOD FROM JANUARY 1, 2004 TO DECEMBER 24, 2004 AND FOR THE PERIOD FROM MARCH 31, 2003 (INCEPTION) TO DECEMBER 31, 2003

PAGE	4	STATEMENT OF CHANGES IN STOCKHOLDER’S DEFICIENCY FOR THE PERIOD FROM MARCH 31, 2003 (INCEPTION) TO DECEMBER 31, 2004

PAGE	5	STATEMENTS OF CASH FLOWS FOR THE PERIOD FROM JANUARY 1, 2004 TO DECEMBER 24, 2004 AND FOR THE PERIOD FROM MARCH 31, 2003 (INCEPTION) TO DECEMBER 31, 2003

PAGES	6-8	NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 24, 2004 AND DECEMBER 31, 2003

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

 Global Links Card Services, Inc.:

We have audited the accompanying balance sheets of Global Links Card Services, Inc. (the "Company"), as of December 24, 2004 and December 31, 2003, and the related statements of operations, changes in stockholders' deficiency and cash flows for the period from January 1, 2004 to December 24, 2004, and for the period from March 31, 2003 (Inception) to December 31, 2003.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Global Links Card Services, Inc. as of December 24, 2004 and December 31, 2003, and the results of its operations and its cash flows for the period from January 1, 2004 to December 24, 2004, and for the period from March 31, 2003 (Inception) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company incurred a net loss of $180,475 and used cash of $63,580 in operations during the period ended December 24, 2004, and had a working capital deficiency of $408,516 and a stockholders’ deficiency of $228,516 as of December 24, 2004. These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plan in regards to these matters is also described in Note 1.  These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

WEINBERG & COMPANY, P.A.

Boca Raton, Florida

March 16, 2005

GLOBAL LINKS CARD SERVICES, INC.

BALANCE SHEETS

                            ASSETS

                            ------

                                                        December 24,    December 31,

                                                            2004            2003

                                                        ------------    ------------

CURRENT ASSETS

   Cash. . . . . . . . . . . . . . . . . . . . . . .  $     2,787     $        489

   Deposits. . . . . . . . . . . . . . . . . . . . .            -               50

   Prepaid expenses. . . . . . . . . . . . . . . . .          200                -

                                                      ------------    -------------

Total Current Assets . . . . . . . . . . . . . . . .        2,987              539

                                                      ------------    -------------

OTHER ASSETS . . . . . . . . . . . . . . . . . . . .

   Receivable from parent net of allowance of

      $92,838 as of December 24,2004 and 2003. . . .      180,000          205,078

                                                      ------------    -------------

      Total Assets . . . . . . . . . . . . . . . . .  $   182,987     $    205,617

                                                      ============    =============

           Liabilities and Stockholder’s Deficiency

CURRENT LIABILITIES

   Accounts payable. . . . . . . . . . . . . . . . .  $    51,243     $     19,229

   Sales deposits. . . . . . . . . . . . . . . . . .       37,650                -

   Payable to officers . . . . . . . . . . . . . . .      322,610          244,429

                                                      ------------    -------------

      Total Current Liabilities                           411,503          263,658

LONG TERM LIABILITIES. . . . . . . . . . . . . . . .            -                -

                                                      ------------    -------------

                                                          411,503          263,658

                                                      ------------    -------------

STOCKHOLDER’S DEFICIENCY

   Common Stock par value $0.001 70,000,000 shares

     authorized, 10,000 shares issued and outstanding

     as of December 24, 2004 and December 31, 2003 .           10               10

   Additional Paid-in Capital. . . . . . . . . . . .        9,990            9,990

   Stock Subscription Receivable . . . . . . . . . .            -          (10,000)

   Accumulated Deficit. . . . . . . . . .  . . . . .     (238,516)         (58,041)

                                                      ------------   --------------

   Total Stockholder’s Deficiency . . . . . . . . . .     (228,516)         (58,041)

                                                       -----------     ------------

      Total Liabilities and

              Stockholder’s Deficiency. . . .  . . .   $  182,987     $    205,617

                                                      ============   ==============

See Accompanying Notes to Financial Statements.

GLOBAL LINKS CARD SERVICES, INC.

                                 STATEMENTS OF OPERATIONS

                                                                  For the Period From

                                              For the Period From    March 31, 2003

                                                 January 1, 2004      (Inception)

                                                         To               T0

                                                December 24, 2004  December 31, 2003

                                                 ---------------   ------------------

REVENUES. . . . . . . . . . . . . . . . . . . .  $        2,654    $        1,829

                                                 ---------------   ---------------

EXPENSES

   General and Administrative . . . . . . . . .          21,006            26,588

   Consulting Fees. . . . . . . . . . . . . . .         113,000            36,800

   Officer Compensation . . . . . . . . . . . .          10,000            13,900

   Outside Services . . . . . . . . . . . . . .          22,859               377

                                                 ---------------   ---------------

      Total Expenses. . . . . . . . . . . . . .         166,865            77,665

                                                 ---------------   ---------------

Loss From Operations. . . . . . . . . . . . . .        (164,211)          (75,836)

                                                 ---------------   ---------------

OTHER INCOME (EXPENSE)

   Gain from extinguishment of officers debt.. . .              -         130,000

   Interest Expense . . . . . . . . . . . . . .         (16,264)          (19,367)

   Allowance on receivable due from Parent  . . . .            -          (92,838)

                                                 ---------------   ---------------

      Total other income (expenses) . . . . . .         (16,264)           17,795

                                                 ---------------   ---------------

Net Loss. . . . . . . . . . . . . . . . . . . .  $     (180,475)   $      (58,041)

                                                 ===============   ===============

See Accompanying Notes to Financial Statements.

                                GLOBAL LINKS CARD SERVICES, INC.

                 STATEMENT  OF  CHANGES  IN  STOCKHOLDER’S  DEFICIENCY

                     For the Period from March 31, 2003 (Inception) to December 24, 2004

Common Stock Paid-in Stock Retained Total
Shares Par Capital Subscription Earnings Deficiency
Receivable (Deficit)
--------- ---------- ---------- ------------- ---------- -----------

Issuance of stock
at formation . . 10,000 $ 10 $ 9,990 $ (10,000) $ - $ -

Net Loss . . . . . - - - - (58,041) (58,041)

----------- ----------- ---------- ------------ ----------- -----------
Balance, December
31, 2003 . . 10,000 10 9,990 (10,000) (58,041) (58,041)

Payment of Subscription
Receivable. . . - - - 10,000 - 10,000

Net Loss. . . . . . . - - - - (180,475) (180,475)

----------- ----------- ---------- ------------ ----------- -----------
Balance, December
31, 2004 . . 10,000 $ 10 $ 9,990 $ - $ (238,516) $ (228,516)
=========== =========== ========== ============ =========== ===========

See Accompanying Notes to Financial Statements.

                               GLOBAL LINKS CARD SERVICES, INC.

                                   STATEMENTS OF CASH FLOWS

                                                                        For the Period From

                                                   For the Period From    March 31, 2003

                                                     January 1, 2004       (Inception)

                                                           To                  To

                                                    December 24, 2004    December 31, 2003

                                                     ---------------   ------------------

OPERATING ACTIVITIES

----------------------------------

Net Loss . . . . . . . . . . . . . . . . . . . .      $     (180,475)  $      (58,041)

Adjustments to reconcile Net Loss to

      Cash used in operating activities:

   Gain from extinguishment of debt. . . . . . . . . .             -         (130,000)

   Allowance on receivable due from parent. . . . .                -           92,838

Changes in operating assets and liabilities:

   Decrease in deposits. . . . . . . . . . . . .                  50                -

   (Increase) in prepaid expenses. . . . . . . .                (200)               -

   Increase in accounts payable. . . . . . . . .              32,014            9,729

   Increase in payable to officers . . . . . . .              47,381           41,476

   Increase in sales deposits. . . . . . . . . .              37,650                -

                                                      ---------------  ---------------

Net cash used in Operating Activities. . . . . .             (63,580)         (43,998)

                                                      ---------------  ---------------

INVESTING ACTIVITIES

--------------------------------------

   Decrease in receivable from parent. . . . . .              25,078            8,367

                                                      ---------------  ---------------

Net cash provided by Investing activities. . . .              25,078            8,367

                                                      ---------------  ---------------

FINANCING ACTIVITIES

---------------------------------

   Collection of stock subscription. . . . . . .              10,000                -

   Cash Loans from Officers                                   30,800           36,120

                                                      ---------------  ---------------

Net cash provided by Financing Activities. . . .              40,800           36,120

                                                      ---------------  ---------------

Increase in Cash . . . . . . . . . . . . . . . .               2,298              489

Cash at Beginning of Period. . . . . . . . . . .                 489                -

                                                      ---------------  ---------------

Cash at End of Period. . . . . . . . . . . . . .      $        2,787   $          489

                                                      ===============  ===============

Supplemental Disclosures

   Cash payment for interest . . . . . . . . . .      $        1,253   $          827

                                                      ===============  ===============

Noncash Investing and Financing Activities:

Following were transferred from Parent upon

 incorporation

   Receivable from Parent

$

    $     292,583

                                                       ===============  ===============

   Accounts Payable . . . . . . .

$            -   $        5,800

                                                      ===============  ===============

   Payable to Officer. . . . . . . . .

$            -   $      296,833

                                                      ===============  ===============

   Deposit. . . . . . . . . . . . . . . .

$            -   $           50

                                                      ===============  ===============

   Stock Subscription Receivable . . . . . . . .      $            -   $       10,000

                                                      ===============  ===============

See Accompanying Notes to Financial Statements

GLOBAL LINKS CARD SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 24, 2004 AND DECEMBER 31, 2003

NOTE 1 NATURE OF OPERATIONS

Global Links Card Services, Inc.  ("GLCS" or the "Company") was incorporated in the state of Nevada on March 31, 2003 as a wholly owned subsidiary of Global Links Corp.  On that date, Global Links Corporation transferred the assets, liabilities and operations relating to  the marketing of stored value cards to this subsidiary.  Since that time, such marketing operations have continued to be conducted through Global Links Card Services, Inc.  The Company generated limited revenues during 2003 from the introduction of end users of stored value cards to producers of the cards, and in 2004 entered into contracts to provide and fulfill orders from end users of stored value cards with the physical card. In December 2004, all of the issued and outstanding common stock of the Company was sold to PTS, Inc.  (See Note 6)

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has established a limited continuing source of revenue and has limited assets other than the receivable from its parent. The Company incurred a net loss of $180,475 and used cash of $63,580 in operations during the period ended December 24, 2004, and had a working capital deficiency of $408,516 and a stockholders’ deficiency of $228,516 as of December 24, 2004.

Furthermore, as of December 24, 2004, all of the issued and outstanding common stock of the Company was sold to PTS, Inc   As a condition of the acquisition of the Company by PTS, Inc, PTS agreed to assume the receivable from Parent, of which $20,000 had been contributed as of December 24, 2004.  The Company's management believes that this amount, in addition to projected revenues from providing and fulfilling card orders, the issuance of the Company's FastMax Visa Debit card, and Consulting income, will provide sufficient funds to allow continued operation of the Company over the next twelve months.  The Company's existence is dependent upon management's ability to develop these sales and operations.  These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents.   For the purpose of the statement of cash flows, the company considers all highly liquid debt instruments purchased with the original maturity of three months or less to be cash equivalents.

Credit Concentrations.   At times, the Company may exceed the FDIC limit of $100,000 in one banking institution. There was no uninsured amount at December 24, 2004.

Revenue Recognition.  The Company currently generates revenue from the sale  and fulfillment of orders for plastic stored value cards.  Revenue is recognized upon delivery and acceptance of the cards by the customer.  In certain instances, the Company receives partial payment from customers at the time of placement of an order for physical cards .  These amounts are carried as sales deposits until such time as the physical cards are produced and then delivered and accepted by the customer  Revenues from the monthly fees and transactions fees on the outstanding cards are recognized upon receipt of funds from the Company's third party processor which are due in the month following the month in which the fees are generated.

Income Taxes.   The Company accounts for income taxes under the asset and liability method.  Under this method, deferred tax assets and liabilities are recognized and measured using enacted tax rates at the balance sheet date.  Deferred tax expense or benefit is the result of changes in deferred tax assets and liabilities.  Valuation allowances are established when necessary to reduce net deferred taxes to amounts that are more likely than not to be realized.

Fair Value of Financial Instruments.   The Company's financial instruments include cash, receivable from parent, accounts payable and payable to officers.  The carrying value of the Company's financial instruments approximates their fair values as of December 24, 2004 and December 31, 2003and because of their short maturities.

Management Estimates.   The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - RELATED PARTY TRANSACTIONS

Due from Parent.  Due from Parent represents unsecured advances to Global Links Corporation.  The gross amount of the advances due were $272,838 and $297,916 at December 24, 2004 and December 31, 2003 respectively.  This receivable is non-interest bearing and has no due date.  As part of the stock acquisition by PTS Inc, (see Note 6), PTS agreed to assume this receivable and to pay $200,000 of the receivable during the first and second quarters of 2005.  Amounts over and above $200,000 will be paid by PTS only if in the opinion of PTS, such amounts are needed by the Company and adequate  funds  are  available  in  PTS  to  make  such payments. Of the initial $200,000,

 $20,000 had been contributed as of December 24, 2004. As such, the Company reserved $92,838 representing the amount in excess of $200,000 for financial accounting purposes. Subsequent to December 24, 2004, the Company has collected $140,000 of the outstanding amount from PTS with the remaining payments due later in 2005.

Due to Related Parties  At December 24, 2004 and December, 31, 2003 the Company had an outstanding obligation to an officer of the Company of $322,610 and  $244,429, respectively.  The obligation is unsecured, bears interest at 6% per annum, and is payable on demand.  During 2003, the officer foregave $130,000 of this debt which has been reflected as a gain on extingusihment of officer’s debt in the accompanying financial statements.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

As of December, December 24, 2004 the Company had no known pending or threatening litigation, and is not currently obligated under any operating leases. Rent expense for the year ended December 31, 2003 was $4,800 paid for the rent of offices, $1,000 paid for a storage unit for records of the Company, and $150 paid for the rent of a mail box.  For the period January 1, 2004 thru December 24, 2004 the Company expended $2,400 for a storage unit for records of the Company, $300 for rental of a mail box, and $50 applied to rent of offices.  All rental agreements are on a month to month basis with no notice required for cancellation.

Effective December 1, 2004, the Company entered into a Corporate Officer Employment Agreement with the Company's sole officer.  The three year agreement calls for annual compensation of $160,000 in the first year, $213,000 in the second year, and $238,000 in the third year.  In addition, the agreement calls for bonuses tied to net revenues of the Company, and reimbursements for auto expenses and medical insurance.

NOTE 5 - Significant Concentration

The Company had only one supplier of plastic cards at December 24, 2004, however there are several other sources which have quoted prices and availability of plastic cards from which the Company can fulfill its obligations for supplying and fulfilling stored value card orders.  The Company currently has only one processor for transactions under it's FastMax card.  However there are several other processors capable of providing such services, some of which the Company has had communications with regarding alternative products.

NOTE 6 - SUBSEQUENT EVENTS

Effective December 24, 2004, PTS Inc. entered into a stock purchase agreement with Global Links Corp., a Nevada corporation ("Global Links") to buy from Global Links all of the issued and outstanding shares of  capital stock of its wholly owned subsidiary Global Links Card Services, Inc.

Exhibit 9.01(b)

The following unaudited pro forma condensed combining financial data are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of Global Links Card Servies, Inc. and notes thereto included herein.

PTS, Inc. and Subsidiaries

Unaudited Pro Forma Condensed

Combining Balance Sheet

December 31, 2003

		PTS, Inc.		Global Links Card Services, Inc.		Pro Forma Adjustments		PTS, Inc./ Global Links Card Services, Inc. ProForma
ASSETS
Current assets:
Cash and cash equivalents		$146,179		$489		$(35,000	)(A)	$111,668
Prepaid expenses		405		-		—		405
Deposits		-		50				50
Total current assets		146,584		539		(35,000)		112,123
Deposits		875		-		-		875
Receivable from parent	-	-		205,078		(205,078	)(D)	-
Goodwill		-		-		298,119	(B)	298,119
Note receivable from employee		-		-				—
Total assets		$147,459		$205,617		$58,041		$411,117

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses		$359,278		$19,229		$		$378,507
Accrued payroll taxes		79,638		-		—		79,638
Due to related parties		337,908		244,429		—		582,337
Short-term notes payable -due to related party		22,000		-		-		22,000
Total current liabilities		798,824		263,658				1,062,482

Stockholders’ equity:
Common stock, $.001 par value, 800,000,000 shares authorized; 76,848,626 shares issued and outstanding		76,849		10		(10	)(C)	76,849
Additional paid-in capital		11,506,529		9,990		(9,990	)(C)	11,506,529
Additional paid-in Capital for Warrants		205,000		-		-		205,000
Deficit accumulated during the development stage		(11,888,363)		(58,041)		58,041	(C)	(11,888,363)
Stock subscription receivable		(551,380)		(10,000)		10,000		(551,380)
Total stockholders’ equity		(651,365	) )	(58,041	) )	58,041		(651,365	) )
Total liabilities and stockholders’ equity		$147,459		$205,617		$58,041		$411,117

See accompanying notes to unaudited pro forma condensed combining financial statements.

PTS, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combining Statement of Income
For the Year Ending December 31, 2003

	PTS, Inc.	Global Links Card Services, Inc.	Pro Forma Adjustments	PTS, Inc./ Global Links Card Services, Inc. ProForma

Revenue:	$ -	$ 1,829	$ -	$ 1,829
Total revenue	-	1,829		1,829
Operating costs and expenses:
General and operating expenses	271,716	77,665	-	349,381
Research and development	11,499	-	-	11,499
Merger and acquisition costs	200,000	-	-	200.000
				7,624
Total operating expenses	483,215	77.665	-	560.880
Loss from operations	(483,215)	(75,836)	-	(559,051)
Other Income (Expense)
Gain on extinguishments of debt	44,972	130,000	-	174,972
Interest income	4		-	4
Interest expense	-	(19,367)	-	(19,367)
Allowance on receivable due from parent	-	(92,838)	-	(92,838)
Total other income, net	44,976	17,795	-	62,771
Net loss	$(438,239)	$(58,041)	$-	$(496,280)

Net loss per basic and diluted share	$(0.02)	-	-	$0.02
Weighted average shares outstanding, basic and diluted	26,413,968	-	-	26,413,968

See accompanying notes to unaudited pro forma condensed combining financial statements.

PTS, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Combining Financial Statements

1.    BASIS OF PRESENTATION

The unaudited pro forma condensed combining balance sheet as of December 31, 2003 gives effect to the acquisition of Global Links Card Services, Inc. (“GLCS”) a Nevada corporation, as if it occurred on that date.  The unaudited pro forma condensed combining statement of operations for the year ended December 31, 2003 gives effect to the acquisition of GLCS as if it occurred on January 1, 2003.

Under the terms and conditions of the Stock Purchase Agreement, Effective December 24, 2004, PTS Inc. ("PTS") entered into a stock purchase agreement with Global Links Corp., a Nevada corporation ("Global Links") to buy from Global Links all of the issued and outstanding shares of the capital stock of Global Links Card Services, Inc., a Nevada corporation , GLCS became a wholly-owned subsidiary of PTS, Inc. (“the Company”).  The Company acquired all of the assets of GLCS for approximately $35,000, and assumed aGlobal Links payable to GLCS of approximately $300,000. The Company funded the acquisition using available cash on hand.

The assets acquired and liabilities assumed in this acquisition were recorded based on management’s best estimates of fair market value with any excess purchase price being allocated to goodwill.

2.     PRO FORMA ADJUSTMENTS TO THE BALANCE SHEET AND STATEMENT OF OPERATIONS

(A)    Reflects PTS, Inc.’s purchase price of approximately $35,000 in cash, paid to Global Links Card Services, Inc.'s sole shareholder Global Links Corporation.

(B)    Reflects the establishment of goodwill in the amount of $298,119.

(C)    Reflects the elimination of Global Link’s common stock and accumulated deficit.

(D)    Reflects the elimination of due from parent.